Supplement dated April 27, 2016
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust
Columbia Select Global Growth Fund (Formerly known as Columbia Marsico Global Fund)	7/1/2015
Effective immediately, the Minimum Initial Investment table under the caption Purchase and Sale of Fund Shares, in the Summary of the Fund section of the prospectus is hereby superseded and replaced with the following information:
The minimum initial investment amounts for the share classes offered by the Fund are shown below:
Minimum Initial Investment

Class	Category of eligible account	For accounts other than systematic investment plan accounts	For systematic investment plan accounts
Classes A & C	All accounts other than IRAs	$2,000	$100
	IRAs	$1,000	$100
Classes R & R4	All eligible accounts	None	N/A
Class R5	Combined underlying accounts of eligible registered investment advisers	$100,000	N/A
	Omnibus retirement plans	None	N/A
Class Z	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor	$100

There is no minimum additional investment for any share class.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP187_02_004_(04/16)